                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the LSI Logic Corporation 1991 Equity Incentive Plan Amended and Restated of our report dated January 23, 2002, which is included in LSI Logic Corporation's Annual Report on Form 10-K for the year ended December 31, 2001.

                                               /s/ PricewaterhouseCoopers LLP

                                               PricewaterhouseCoopers LLP


July 16, 2002
San Jose, California